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                                                                    Exhibit 23.4

                         Independent Auditors' Consent


The Board of Directors
CapRock Communications Corp.
(formerly IWL Holdings Corporation)

We consent to the incorporation by reference herein of our report on the balance sheet of CapRock Communication Corp. (formerly IWL Holdings Corporation) as of June 30, 1998, which report appears in Registration Statement No. 333-64699 on Form S-4.


                                       KPMG PEAT MARWICK LLP


Dallas, Texas
November 6, 1998